Exhibit 99.1

OpenText Announces the Pricing of Reopening of Senior Unsecured Fixed Rate Notes

Waterloo, ON, December 15, 2016 – Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) (“OpenText” or the “Company”) announced today that it has priced its offering (the “Offering”) of an additional U.S. $250 million aggregate principal amount of its 5.875% senior unsecured notes due 2026 (the “notes”), guaranteed on a senior unsecured basis by OpenText’s existing and future wholly-owned subsidiaries that borrow or guarantee the Company’s obligations under its existing senior credit facilities. The notes are being issued at a price equal to 102.75% of their face value (plus accrued interest from December 1, 2016), with yield to maturity of 5.497%. The notes will have identical terms, be fungible with and be a part of a single series with the U.S. $600 million principal amount of the 5.875% senior unsecured notes due 2026 issued by the Company on May 31, 2016. The Offering is expected to close on December 20, 2016, subject to customary closing conditions.

OpenText intends to use the net proceeds from the Offering to finance a portion of the purchase price for its previously announced acquisition of Dell EMC’s Enterprise Content Division (the “Acquisition”). The Offering is not contingent on the closing of the Acquisition. If for any reason the Acquisition does not close, OpenText intends to use the net proceeds from the Offering for general corporate purposes, which may include the financing of future acquisitions and the repayment of existing indebtedness.

The notes and related guarantees will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). The notes and related guarantees may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. The notes will be offered in Canada under available prospectus exemptions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees. Any offers of the notes and related guarantees will be made only by means of a private offering memorandum.

About OpenText

OpenText is the largest independent software provider of Enterprise Information Management (EIM).

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Canadian securities laws. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. We have based those forward-looking statements on OpenText’s current expectations and projections about future results.

When used in this press release, the words “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would” and variations of these words or similar expressions, identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on OpenText’s current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements in this press release include, but are not limited to, the expected timing, size, terms and completion of the proposed offering of the notes and the use of proceeds therefrom and the completion of the Acquisition and financing thereof.

Forward-looking statements reflect OpenText’s current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. Certain of these assumptions include, but are not limited to, the following: (i) countries continuing to implement and enforce existing and additional customs and security regulations relating to the provision of electronic information for imports and exports; (ii) our continued operation of a secure and reliable business network; (iii) the stability of general political, economic and market conditions, currency exchange rates, and interest rates; (iv) equity and debt markets continuing to provide us with access to capital; (v) our continued ability to identify and source attractive and executable business combination opportunities; and (vi) our continued compliance with third party intellectual property rights. Management’s estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct.

Such forward looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of the Company; (ii) the ability of the Company to bring new products and services to market and to increase sales; (iii) the strength of the Company’s product development pipeline; (iv) failure to secure and protect patents, trademarks and other proprietary rights; (v) infringement of third-party proprietary rights triggering indemnification obligations and resulting in significant expenses or restrictions on the Company’s ability to provide its products or services; (vi) failure to comply with privacy laws and regulations that are extensive, open to various interpretations and complex to implement; (vii) growth and profitability prospects of the Company; (viii) the estimated size and growth prospects of the EIM market; (ix) the Company’s competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (x) the benefits of the Company’s products and services to be realized by customers; (xi) the demand for the Company’s products and services and the extent of deployment of its products and services in the EIM marketplace; (xii) financial condition and capital requirements of the Company; (xiii) system or network failures or information security breaches in connection with the Company’s services and products; and (xiv) failure to attract and retain key personnel to develop and effectively manage the Company’s business.

The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the potential for the incurrence of or assumption of debt in connection with acquisitions and the impact on the ratings or outlooks of rating agencies on the Company’s outstanding debt securities; (iii) the possibility that the Company may be unable to meet its future reporting requirements under the Exchange Act and the rules promulgated thereunder or applicable Canadian securities regulation; (iv) the risks associated with bringing new products and services to market; (v) fluctuations in currency exchange rates (including as a result of the impact of the June 23, 2016 referendum in the United Kingdom whereby British citizens voted to exit the European Union (the so-called “Brexit”)); (vi) delays in the purchasing decisions of the Company’s customers; (vii) the competition the Company faces in its industry and/or marketplace; (viii) the final determination of litigation, tax audits (including tax examinations in the United States or elsewhere) and other legal proceedings; (ix) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes; (x) the possibility of technical, logistical or planning issues in connection with the deployment of the Company’s products or services; (xi) the continuous commitment of the Company’s customers; (xii) demand for the Company’s products; (xiii) increase in exposure to international business risks (including as a result of the impact of Brexit) as the Company continues to increase its international operations; (xiv) inability to raise capital at all or on not unfavorable terms in the future; (xv) downward pressure on our share price and dilutive effect of the equity offering or future sales or issuances of equity securities (including in connection with the Acquisition and/or other future acquisitions); (xvi) potential changes in ratings or outlooks of rating agencies on the Company’s outstanding debt securities; (xvii) the Company’s ability to complete the Offering, the equity offering and/or other financing transactions to finance the Acquisition; and (xviii) successful closing of the Acquisition. For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Greg Secord

Vice President, Investor Relations

Open Text Corporation

San Francisco: 415-963-0825

gsecord@opentext.com

Copyright ©2016 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved.